Putnam
Minnesota
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

This is the last letter to you and the other shareholders of Putnam Minnesota Tax Exempt Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

In one final piece of news, I am pleased to announce the appointment of Susan A. McCormack as your fund's manager. Before joining Putnam as a tax-exempt bond analyst in 1994, Susan was with Merrill Lynch. She has 13 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000


Report from the Fund Manager

Susan A. McCormack

During the first six months of Putnam Minnesota Tax Exempt Income Fund's fiscal year, which ended November 30, 1999, the Federal Reserve Board raised short-term interest rates by 0.25% on three separate occasions -- in June, August, and November. As rates rose and prices fell during the period, your fund's relatively short maturity structure and overall neutral duration provided some measure of price protection relative to other, more aggressively positioned bond portfolios. However, your fund was by no means immune to the price declines that all fixed-income investments experience when interest rates rise.

Total return for 6 months ended 11/30/99

                 Class A         Class B           Class M
               NAV     POP     NAV     CDSC      NAV     POP
----------------------------------------------------------------------
              -3.09%  -7.68%  -3.43%  -8.15%    -3.14%  -6.25%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

Rather than trying to seek temporary shelter during the market downturn, we took advantage of rising interest rates to gradually extend the portfolio's duration as we identified opportunities. Although we still maintain a conservative position, any lengthening in its maturity structure makes your fund more sensitive to changes in bond prices, up or down. Our objective is to secure a stable future dividend stream as well as keep ahead of inflation and to improve the total return on portfolio securities over the full market cycle. What's more, as we swapped lower-yielding issues with shorter maturities for higher-yielding, longer-term securities, some transactions generated capital losses that may be available to defer taxes on any capital gains the fund realizes in the future. This is an important consideration for shareholders because only the fund's dividends are exempt from taxes, and any capital gains realized are taxable.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals          35.4%

Education          18.0%

Utilities          11.3%

Housing             9.1%

Paper and
forest products     5.8%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.


* GRADUAL LENGTHENING OF MATURITIES

Calendar 1999 has been described as the second-worst period in bond market history. Despite this or perhaps because of it, we believe that this is a good time for municipal bond investors to be incrementally lengthening maturities. The combination of a healthy economy and a protracted period of declining interest rates during the fund's 1999 fiscal year led to a diminished need for municipal financing and a dwindling supply of new issues. Meanwhile, the yield spread between municipal bonds and Treasuries has been narrow. Municipal bonds have been yielding almost 100% of the yield on long-term taxable Treasury bonds versus the historical norm of about 85%. Municipal bond prices have been less volatile than those of even the highest quality government bonds. This means that current tax-free yields on municipal bonds are next to impossible to equal in the taxable markets. While investors had backed away from the municipal bond market for several months, these returns have proved too compelling to ignore. There has been a noticeable increase in demand for municipal bonds, but supply continues to be tight, creating a favorable situation for municipal bond fund owners.


"States enjoy another year of bulging tax coffers," The Wall Street Journal reported in its December 15, 1999, issue. Along with the country's economic expansion, state tax revenues were up 5.7% in fiscal 1999 from an already strong fiscal 1998, according to the Center for the Study of the States.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 20.1%

A -- 8.6%

Baa/BBB -- 11.0%

Ba/bb -- 13.0%

Aaa/AAA -- 47.3%

Footnote reads:
*As a percentage of market value as of 11/30/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Our optimistic outlook is tempered primarily by the specter of inflation. In the past, a strong economy and low unemployment, such as we are experiencing today, led to wage increases and a rise in the cost of living. This scenario seems unlikely, but some caution seems justified. Furthermore, it is never possible to pinpoint the peak in interest rates. Our job is to balance the need to preserve principal with the importance of maintaining a strong, steady income stream for shareholders as far into the future as possible. We believe the near-term price risks posed by securities with longer maturities are justified by the long-term potential for higher returns in a healthy economy.

* FINANCIAL STRENGTH KEEPS MINNESOTA BOND RATINGS HIGH

Minnesota bonds continue to enjoy high levels of creditworthiness, won through years of fiscally conservative management that led to substantial budget surpluses. Governor Ventura's election, which followed campaign promises of cutting tax rates and returning surplus funds to the people, caused some concern that tax cuts might be harmful in the long run unless there were commensurate cuts in spending. Although a wait-and-see attitude prevails, confidence is growing that the conservative tenor of the state in general, coupled with growth in such diverse industries as agribusiness and biotechnology, will help Minnesota maintain its financial vitality.

Thousands of projects, just two types of bonds

Although municipal bonds are used to finance thousands of different public projects, from highways to water treatment plants, there are only two basic types of bonds. The difference is in how each type repays its investors. With general obligation bonds (GOs), investors receive their interest and principal from property taxes. The bonds are secured by the ability of the municipality to raise taxes. Cities and towns usually issue general obligation bonds to finance schools, parks, or public building projects. Revenue bonds, on the other hand, are repaid through fees derived from tolls, charges, or rents. Highways, bridges, and water, sewers, and sewage treatment plants are typical projects financed or improved by revenue bond proceeds. Industrial revenue bonds operate under the same principle but are used to finance projects for corporations and other private users in cases where a state or local government thinks the project is good for the community.


The state's fiscal strength is reflected in the fact that most of the fund's investments are investment grade or better. However, because of our commitment to seeking the highest returns available on a risk-adjusted basis, we also seek opportunities that other investors may have overlooked. We believe the best opportunities for investors come from careful bond selection rather than from the performance of any given sector. Thus, health care continues to constitute a meaningful portion of you fund's portfolio even though some hospitals and extended-care facilities are on difficult ground financially. This reflects an industry-wide period of consolidations, mergers, alignments, and formations of new networks. The pace of change in this sector demands extensive, ongoing research, but it also provides opportunities.

As we moved to lengthen the fund's duration, in some cases, we added new securities, which had the effect of shifting the portfolio's industry diversification. For example, we recently sold some Puerto Rican Highway bonds and used the proceeds to invest in a small, new hospital issue. Fairmont Hospital was not rated by the major rating agencies, but our research indicates it may be one of the winners when the sector returns to favor.

* CAUTIOUS BUT FAIRLY OPTIMISTIC OUTLOOK

Rising interest rates create attractive opportunities for fixed-income investors to secure high income over longer periods. Unfortunately, rising rates mean falling bond prices. However, successful investors in all markets have accepted difficult periods because of the promise that often lies beyond them. We believe this may prove to be another opportunity point.

Undoubtedly there will be stumbling blocks ahead, and the Fed could increase rates again at its meeting in February if the economy is unable to grow at a slower, noninflationary pace. Consequently, we intend to continue to move forward with caution, edging the fund toward a longer duration to minimize the impact of declining prices as much as possible while securing a strong future income stream for shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 11/30/99

                        Class A             Class B            Class M
(inception dates)      (10/23/89)          (7/15/93)          (4/3/95)
                     NAV        POP      NAV      CDSC      NAV      POP
----------------------------------------------------------------------------
6 months            -3.09%     -7.68%   -3.43%   -8.15%    -3.14%   -6.25%
----------------------------------------------------------------------------
1 year              -2.65      -7.27    -3.31    -7.94     -2.95    -6.10
----------------------------------------------------------------------------
5 years             35.49      29.01    31.09    29.09     33.34    29.08
Annual average       6.26       5.23     5.56     5.24      5.92     5.24
----------------------------------------------------------------------------
10 years            77.03      68.58    64.21    64.21     70.84    65.37
Annual average       5.88       5.36     5.08     5.08      5.50     5.16
----------------------------------------------------------------------------
Life of fund        79.21      70.77    66.01    66.01     72.73    67.15
Annual average       5.95       5.44     5.15     5.15      5.56     5.22
----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/99

                        Lehman Bros. Municipal         Consumer
                              Bond Index              price index
--------------------------------------------------------------------------
6 months                        -1.87%                   1.32%
--------------------------------------------------------------------------
1 year                          -1.08                    2.68
--------------------------------------------------------------------------
5 years                         43.85                   12.49
Annual average                   7.54                    2.38
--------------------------------------------------------------------------
10 years                        97.86                   33.76
Annual average                   7.06                    2.57
--------------------------------------------------------------------------
Life of fund                   101.32                   34.08
Annual average                   7.19                    2.95
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/99

-------------------------------------------------------------------------
                                  Class A      Class B        Class M
-------------------------------------------------------------------------
Distributions (number)               6            6              6
-------------------------------------------------------------------------
Income                          $0.221034    $0.191933      $0.207725
-------------------------------------------------------------------------
Capital gains1
-------------------------------------------------------------------------
  Total                         $0.221034    $0.191933      $0.207725
-------------------------------------------------------------------------
Share value:                  NAV      POP      NAV       NAV      POP
-------------------------------------------------------------------------
5/31/99                      $9.05    $9.50    $9.02     $9.04    $9.34
-------------------------------------------------------------------------
11/30/99                      8.55     8.98     8.52      8.55     8.84
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend rate2        5.24%    4.99%    4.59%     4.94%    4.78%
-------------------------------------------------------------------------
Taxable equivalent3           9.48     9.03     8.31      8.94     8.65
-------------------------------------------------------------------------
Current 30-day SEC yield4     4.95     4.71     4.30      4.65     4.49
-------------------------------------------------------------------------
Taxable equivalent3           8.96     8.52     7.78      8.41     8.12
-------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.73% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                       Class A             Class B           Class M
(inception dates)     (10/23/89)          (7/15/93)          (4/3/95)
                    NAV        POP      NAV      CDSC      NAV      POP
--------------------------------------------------------------------------
6 months           -2.93%     -7.51%   -3.26%   -7.99%    -3.08%   -6.24%
--------------------------------------------------------------------------
1 year             -4.03      -8.59    -4.56    -9.13     -4.31    -7.43
--------------------------------------------------------------------------
5 years            30.46      24.20    26.34    24.34     28.35    24.19
Annual average      5.46       4.43     4.79     4.45      5.12     4.43
--------------------------------------------------------------------------
10 years           73.42      65.16    60.97    60.97     67.35    62.00
Annual average      5.66       5.15     4.88     4.88      5.28     4.94
--------------------------------------------------------------------------
Life of fund       77.05      68.71    64.11    64.11     70.61    65.09
Annual average      5.77       5.27     4.98     4.98      5.38     5.04
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
November 30, 1999 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FNMA Coll.            -- Federal National Mortgage Association Collateralized
FSA                   -- Financial Security Assurance
GNMA Coll.            -- Government National Mortgage Association Collateralized
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
MBIA                  -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (97.5%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Minnesota (97.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                       Country Hlth.Svcs.)
     $    1,200,000    5 5/8s, 9/1/21                                                           A           $    1,120,500
          1,760,000    5 5/8s, 9/1/15                                                           A                1,694,000
            500,000  Centennial, Indpt. G.O. Bonds (School Dist. No. 12),
                       Ser. A, FSA, 7.15s, 2/1/12                                               Aaa                502,575
          1,885,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                       Biomedical, Inc.), 10 1/4s, 9/1/20                                       BB/P             2,035,442
          3,000,000  Cloquet, Poll. Control Rev. Bonds (Potlatch Corp.),
                       5.9s, 10/1/26                                                            BBB+             2,823,750
                     Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
          1,000,000    (Duluth Clinic), AMBAC, 6.3s, 11/1/22                                    Aaa              1,068,750
          1,250,000    (BSM Properties, Inc.), Ser. A, 5 7/8s, 12/1/28                          BB/P             1,093,750
          1,000,000  Duluth, Gross Rev. Bonds (Duluth Entertainment),
                       7.6s, 12/1/11                                                            Baa2             1,091,250
          1,000,000  Hutchinson, Indpt. G.O. Bonds (School Dist.
                       No. 423), Ser. A, 5 3/4s, 2/1/13                                         Aa1              1,023,750
          1,565,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                       7.2s, 10/1/24                                                            Baa3             1,668,681
          1,500,000  Intl. Falls, Poll. Ctr. Rev Bonds (Boise Cascade Corp.),
                       5.65s, 12/1/22                                                           BB+              1,312,500
          2,000,000  Martin Cnty., Hosp. Rev Bonds (Fairmont
                       Cmnty. Hosp.), 6 5/8s, 9/1/22                                            BB+/P            1,872,500
          1,750,000  Minneapolis & St. Paul Comnty Arpt. Rev. Bonds,
                       Ser. A, AMBAC, 5s, 1/1/30                                                Aaa              1,518,125
                     Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlthcare
                       Syst. Rev. Bonds
          2,000,000    (Group Hlth. Plan Inc.), 6.9s, 10/15/22                                  A                2,085,000
          2,000,000    (HlthOne Obligated Group), Ser. A, MBIA,
                       6 3/4s, 8/15/14                                                          Aaa              2,075,780
          1,000,000    (Children's Hlthcare), Ser. A, FSA, 5.7s, 8/15/16                        Aaa                982,500
                     Minneapolis & St. Paul, Metropolitan Arpt. Cmnty.
                       Arpt. Rev. Bonds
          1,000,000    Ser. B, FGIC, 5 1/2s, 1/1/11                                             AAA              1,001,250
          1,250,000    Ser. B, AMBAC, 5 1/4s, 1/1/14                                            Aaa              1,198,438
          1,105,000  Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                       Rev. Bonds (Grace-Lee Products Inc.), Ser. 91-3,
                       8 1/4s, 12/1/11                                                          A-               1,174,063
                     Minneapolis, G.O. Bonds (Sports Arena)
          3,000,000    5.2s, 10/1/24                                                            Aaa              2,730,000
          1,500,000    5 1/8s, 10/1/20                                                          Aaa              1,372,500
                     Minneapolis, Rev. Bonds (Walker Methodist Sr. Svcs.)
          2,000,000    Ser. A, 6s, 11/15/28                                                     BB-/P            1,722,500
          1,300,000    Ser. C, 6s, 11/15/28                                                     BB-/P            1,119,625
          1,675,000  Minneapolis, Sales Tax G.O. Bonds, 6 1/4s, 4/1/12                          Aaa              1,750,375
          1,560,000  Minneapolis, Single Family Rev. Bonds (Phase V),
                       FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                                  Aaa              1,583,400
          3,050,000  Minneapolis, Special Sch. Dist. No. 1 G.O. Bonds,
                       5s, 2/1/12                                                               Aa1              2,969,938
            310,000  Minneapolis-St. Paul, Hsg. Fin. Board Single Fam.
                       Mtge. Rev. Bonds (Phase VI), Ser. A, GNMA
                       Coll., 8.3s, 8/1/21                                                      AAA                311,082
          7,480,000  Minnesota, Agricultural & Econ. Dev. Board Rev.
                       Bonds (Benedictine Hlth.), Ser. A, MBIA,
                       5 1/4s, 2/15/14                                                          AAA              7,264,950
                     Minnesota, Muni. Pwr. Agcy. Elec. Syst.
                       Rev. Bonds, FSA
          1,500,000    5 3/8s, 1/1/14                                                           Aaa              1,481,250
          1,000,000    5 1/4s, 1/1/13                                                           Aaa                986,250
          2,715,000  Minnetonka, Indpt. Rev. Bonds (School Dist No. 276),
                       Ser. B, 5 3/4s, 2/1/22                                                   Aa1              2,701,425
                     MN Agricultural & Econ. Dev. Board Rev. Bonds
            750,000    (Small Bus. Dev. Loan Program), Ser. B-Lot 1,
                       7s, 8/1/16                                                               BB+/P              770,625
          3,000,000    (Fairview Hosp), Ser. A, MBIA, 5 1/2s, 11/15/17                          Aaa              2,902,500
                     MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
          1,500,000    Ser. A, 6.95s, 3/1/13                                                    Aaa              1,576,875
          3,000,000    Ser. A, 6 1/2s, 3/1/14                                                   Aaa              3,187,500
          2,245,000    Ser. B, 5s, 3/1/17                                                       Aaa              2,051,365
          3,000,000  MN State Duluth Arpt. Tax Increment G.O. Bonds,
                       Ser. 95A, 6 1/4s, 8/1/14                                                 Aaa              3,116,250
          1,000,000  MN State G.O. Bonds, 6s, 8/1/05                                            Aaa              1,066,250
                     MN State Higher Ed. Fac. Auth. Rev. Bonds
          1,000,000    (U. St. Thomas), Ser. 3-C, 7 1/8s, 9/1/14                                Aaa              1,032,770
            580,000    (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                                  A2                 536,500
          1,000,000    (St. Johns U.), Ser. 4-L, 5.35s, 10/1/17                                 A3                 923,750
          1,500,000  MN State Hsg. Fin. Agcy. Dev. Rev. Bonds, Ser. A,
                       6.95s, 2/1/14                                                            Aa2              1,554,375
                     MN State Hsg. Fin. Agcy. Single Fam. Mtge.
                       Rev. Bonds
          4,785,000    Ser. E, 6.85s, 1/1/24                                                    AA+              4,916,588
          1,470,000    Ser. B-1, 6 3/4s, 1/1/26                                                 AA+              1,504,913
            680,000    Ser. Q, 6.7s, 1/1/17                                                     AA+                705,500
          1,000,000  Monticello Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                       (Hlthcare Fac.), Ser. A, 5 3/4s, 12/1/19                                 BBB/P              892,500
                     Morris Hosp. Fac. Rev. Bonds (Stevens Cmnty.
                       Memorial Hosp.)
            250,000    Ser. A, 8 1/4s, 5/1/10                                                   AAA/P              256,842
            500,000    Ser. B, 8 1/4s, 5/1/10                                                   AAA/P              513,685
          1,500,000  New Hope, Hsg. & Hlth. Rev. Bonds (Minnesota
                       Masonic Home North Ridge), 5 7/8s, 3/1/29                                BB-/P            1,306,875
          1,000,000  North Branch, MN Indpt. G.O. Bonds (School Dist.
                       No. 138), Ser. A, FGIC, 5 1/2s, 2/1/12                                   Aaa              1,025,000
                     North St. Paul Maplewood Indpt Sch. Dist. No.
                       622 G.O. Bonds
          2,000,000    Ser. A, MBIA, 7.1s, 2/1/19                                               Aaa              2,215,000
          3,000,000    Ser. A, MBIA, 6 7/8s, 2/1/15                                             Aaa              3,292,500
          3,000,000  Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev.
                       Bonds, Ser. B, AMBAC, 4 3/4s, 1/1/20                                     Aaa              2,576,250
          2,450,000  Northern MN Muni. Pwr. Agcy. Rev. Bonds, FSA,
                       5 1/2s, 1/1/07                                                           A2               2,535,750
          1,000,000  Northfield College Fac. Rev. Bonds (St. Olaf
                       College), 6.4s, 10/1/21                                                  A3               1,031,250
                     Northfield, Hlthcare Fac. Rev. Bonds
                       (Retirement Ctr.), Ser. A
          1,230,000    6s, 5/1/28                                                               BB/P             1,093,163
            690,000    5 3/4s, 5/1/16                                                           BB/P               621,863
          1,125,000  Olmsted Cnty., Hlthcare Fac. Rev. Bonds
                       (Olmsted Med. Ctr.), 5.55s, 7/1/19                                       BB+/P              946,406
          1,160,000  Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                           Aaa              1,129,550
                     Rochester Hlthcare Fac. IFB (Mayo Foundation)
          3,000,000    Ser. E, 9.37s, 11/15/12                                                  AA+              3,206,250
          3,300,000    Ser. H, 9.081s, 11/15/15 (SEG)                                           AA+              3,415,500
          4,000,000  Rochester Hlthcare Fac. Rev. Bonds (Olmsted
                       Med. Group), 7 1/2s, 7/1/19                                              BB+/P            4,515,000
          2,440,000  Rochester, Indpt. Sch. G.O. Bonds (Dist. No. 535),
                       Ser. A, 5 1/4s, 2/1/15                                                   Aaa              2,494,900
          2,500,000  Sartell Poll. Control Rev. Bonds (Champion Intl.),
                       6.95s, 10/1/12                                                           Baa1             2,621,875
          2,500,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                       Ser. A-9, FSA, 7.1s, 1/1/30                                              Aaa              2,671,875
                     Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,240,000    Ser. B, 5s, 1/1/13                                                       A+               1,162,500
         10,000,000    MBIA, zero %, 1/1/20                                                     Aaa              3,037,500
          2,400,000  St. Cloud, Hosp. Fac. Rev. Bonds, Ser. C, AMBAC,
                       6 3/4s, 7/1/11                                                           Aaa              2,535,000
                     St. Paul, Hsg. & Hosp. Redev. Auth.
                       Rev. Bonds (Hltheast)
          3,315,000    Ser. A, 6 5/8s, 11/1/17                                                  Baa3             3,140,963
          1,000,000    Ser. B, 5.85s, 11/1/17                                                   Baa3               865,000
            500,000    Ser. A, 5.7s, 11/1/15                                                    Baa3               433,750
          2,500,000  St. Paul, Hsg. & Redev. Auth. Rev. Bonds
                       (Regions Hosp.), 5.3s, 5/15/28                                           BBB+             2,075,000
          2,475,000  St. Paul, Indpt. COP (School Dist. No. 625), Ser. C,
                       5 1/4s, 2/1/16                                                           AA               2,366,719
                     U. of MN Rev. Bonds, Ser. A
          1,000,000    5 3/4s, 7/1/18                                                           Aa2              1,006,250
          3,000,000    5 1/2s, 7/1/08                                                           Aa2              3,120,000
          4,310,000  Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
                       AMBAC, 6 1/4s, 1/1/06                                                    Aaa              4,633,250
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $143,354,986) (b)                                              $  141,919,626
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $145,558,045.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $143,354,986, resulting in gross unrealized appreciation and depreciation of $3,291,455 and $4,726,815, respectively, or net unrealized depreciation of $1,435,360.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 1999.

      The fund had the following industry group concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

           Health care/hospitals     35.4%
           Education                 18.0
           Utilities                 11.3

      The fund had the following insurance concentration greater than 10% at November 30, 1999 (as a percentage of net assets):

           MBIA                      14.3%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999 (Unaudited)
                                     Aggregate Face    Expiration  Unrealized
                      Total Value        Value            Date    Depreciation
-------------------------------------------------------------------------------
Municipal Bond
Future (Long)         $3,300,000       $3,361,955        Dec-99    $(61,955)
Municipal Bond
Future (Long)          1,497,000        1,498,711        Mar-00      (1,711)
-------------------------------------------------------------------------------
                                                                   $(63,666)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $143,354,986) (Note 1)        $141,919,626
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,738,841
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        2,479,844
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           20,208
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   29,628
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          18,845
-----------------------------------------------------------------------------------------------
Total assets                                                                        146,206,992

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   259,599
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               91,114
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            185,006
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                5,941
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           10,203
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,044
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   68,215
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   27,825
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       648,947
-----------------------------------------------------------------------------------------------
Net assets                                                                         $145,558,045

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $150,923,940
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (74,110)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (3,792,759)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (1,499,026)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $145,558,045

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($94,266,298 divided by 11,029,443 shares)                                                $8.55
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.55)*                                    $8.98
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($49,267,748 divided by 5,781,912 shares)+                                                $8.52
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,023,999 divided by 236,851 shares)                                                    $8.55
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.55)**                                   $8.84
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




Statement of operations
Six months ended November 30, 1999 (Unaudited)
Tax exempt interest income:                                                         $ 4,454,466
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        377,552
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           87,022
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                        5,664
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,094
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    98,631
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   214,900
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     5,034
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   7,177
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,032
-----------------------------------------------------------------------------------------------
Auditing                                                                                 23,914
-----------------------------------------------------------------------------------------------
Postage                                                                                   6,408
-----------------------------------------------------------------------------------------------
Other                                                                                     6,695
-----------------------------------------------------------------------------------------------
Total expenses                                                                          839,123
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (27,268)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            811,855
-----------------------------------------------------------------------------------------------
Net investment income                                                                 3,642,611
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (144,732)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (238,047)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                                  (8,376,300)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (8,759,079)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $(5,116,468)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  3,642,611    $  7,013,391
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (382,779)        (18,383)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (8,376,300)     (2,300,514)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (5,116,468)      4,694,494
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (2,485,965)     (5,044,666)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,109,451)     (1,999,529)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (47,363)        (65,961)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         (1,524,894)     11,859,519
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (10,284,141)      9,443,857

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 155,842,186     146,398,329
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $74,110 and
$73,942, respectively)                                                             $145,558,045    $155,842,186
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                  Year ended May 31
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999          1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.05            $9.19         $8.95            $8.76            $8.95            $8.79
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .45(a)        .45              .47              .47              .51
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.50)            (.14)          .24              .19             (.19)             .15
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.28)             .31           .69              .66              .28              .66
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.45)         (.45)            (.47)            (.47)            (.50)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.45)         (.45)            (.47)            (.47)            (.50)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.55            $9.05         $9.19            $8.95            $8.76            $8.95
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             (3.09)*           3.38          7.90             7.73             3.16             7.90
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $94,266         $102,869      $100,806          $98,307          $96,110          $98,418
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .45*             .92(a)       1.01             1.03             1.01              .99
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.52*            4.81(a)       4.89             5.32             5.26             5.85
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              2.02*           12.79         10.67            50.80           109.85            58.18
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                   Year ended May 31
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999          1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.02            $9.16         $8.92            $8.73            $8.92            $8.77
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .19              .38(a)        .39              .41              .41              .45
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.50)            (.13)          .24              .19             (.19)             .15
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.31)             .25           .63              .60              .22              .60
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.19)            (.39)         (.39)            (.41)            (.41)            (.45)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.19)            (.39)         (.39)            (.41)            (.41)            (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.52            $9.02         $9.16            $8.92            $8.73            $8.92
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             (3.43)*           2.70          7.20             7.04             2.49             7.17
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $49,268          $51,360       $44,100          $35,333          $30,149          $19,698
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .77*            1.57(a)       1.66             1.68             1.67             1.63
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.20*            4.16(a)       4.22             4.67             4.57             5.15
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              2.02*           12.79         10.67            50.80           109.85            58.18
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended                                                                       For the period
Per-share                         Nov. 30                                                                       April 3, 1995+
operating performance           (Unaudited)                          Year ended May 31                            to May 31
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999          1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.04            $9.19         $8.94            $8.76            $8.95            $8.77
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .21              .41(a)        .42              .45              .43              .08
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.49)            (.14)          .26              .18             (.18)             .17
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.28)             .27           .68              .63              .25              .25
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.21)            (.42)         (.43)            (.45)            (.44)            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.21)            (.42)         (.43)            (.45)            (.44)            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.55            $9.04         $9.19            $8.94            $8.76            $8.95
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             (3.14)*           2.96          7.70             7.29             2.82             2.89*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,024           $1,613        $1,492           $1,106             $913               $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .60*            1.22(a)       1.31             1.33             1.32              .21*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.39*            4.51(a)       4.64             5.01             4.72              .93*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              2.02*           12.79         10.67            50.80           109.85            58.18
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Notes to financial statements
November 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax exempt securities.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1999, the fund had a capital loss carryover of approximately $1,529,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover               Expiration
--------------               ------------
      $533,000               May 31, 2003
       832,000               May 31, 2004
       164,000               May 31, 2006

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Effective August 1, 1998, the Trustees approved a management fee waiver of 0.10% on each tier. On June 4, 1999, the Trustees approved a management fee schedule which became effective on July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1999, fund expenses were reduced by $27,268 under expense-offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $533 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $7,916 and $694 from the sale of class A and class M shares, respectively and $70,735 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $1,650 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,999,890 and $6,302,736, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        504,757        $ 4,434,456
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      191,764          1,674,526
-----------------------------------------------------------------------------
                                                   696,521          6,108,982

Shares
repurchased                                     (1,029,022)        (8,987,744)
-----------------------------------------------------------------------------
Net decrease                                      (332,501)       $(2,878,762)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,710,452        $15,734,086
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      365,555          3,362,246
-----------------------------------------------------------------------------
                                                 2,076,007         19,096,332

Shares
repurchased                                     (1,679,419)       (15,447,343)
-----------------------------------------------------------------------------
Net increase                                       396,588        $ 3,648,989
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        658,417         $5,756,235
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       88,559            771,067
-----------------------------------------------------------------------------
                                                   746,976          6,527,302

Shares
repurchased                                       (656,284)        (5,703,277)
-----------------------------------------------------------------------------
Net increase                                        90,692         $  824,025
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,465,405        $13,439,627
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      149,792          1,373,031
-----------------------------------------------------------------------------
                                                 1,615,197         14,812,658

Shares
repurchased                                       (736,631)        (6,747,277)
-----------------------------------------------------------------------------
Net increase                                       878,566        $ 8,065,381
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         89,000           $793,040
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        4,757             41,444
-----------------------------------------------------------------------------
                                                    93,757            834,484

Shares
repurchased                                        (35,312)          (304,641)
-----------------------------------------------------------------------------
Net increase                                        58,445           $529,843
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         42,013           $384,045
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        6,867             63,137
-----------------------------------------------------------------------------
                                                    48,880            447,182

Shares
repurchased                                        (32,883)          (302,033)
-----------------------------------------------------------------------------
Net increase                                        15,997           $145,149
-----------------------------------------------------------------------------


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com



SA049-57641 847/238/129 1/00